David J. Mazzo, PhD President & Chief Executive Of ficer Developing Regenerative Therapies that Reverse Chronic Disease D e c e m b e r 2 0 20 | N a s d a q : C L B S Exhibit 99.1

This Investor Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current expectations, as of the date of this presentation, and involve certain risks and uncertainties. All statements other than statements of historical fact contained in this Investor Presentation are forward-looking statements. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Factors that could cause future results to differ materially from the recent results or those projected in forward-looking statements include the “Risk Factors” described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 5, 2020 and in the Company’s other periodic filings with the SEC. The Company’s further development is highly dependent on, among other things, future medical and research developments and market acceptance, which are outside of its control. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Investor Presentation. Caladrius does not intend, and disclaims any obligation, to update or revise any forward-looking information contained in this Investor Presentation or with respect to the matters described herein. Forward-looking statement 2

CD34+ cell therapy platform yielding a multi-product development pipeline with 2 clinical programs having regenerative medicine “breakthrough” designation Proprietary field-leading technology in lucrative global indications backed by a strong IP portfolio Multiple potential value creating events in the next 12-18 months based on milestones across the pipeline Seasoned management with noteworthy domain expertise along with big pharma and emerging biotech experience Strong balance sheet; ~$40.3 million in cash & cash equivalents (9/30/2020) with no debt and cash runway projected to fund operations through 2021 Caladrius investment highlights 3

CD34+ Cell Therapy Technology Overview

CD34+ cells have a well characterized mechanism of action



Blood vessel
Normal capillaries
Blood vessel
Compromised capillaries
Under-perfused tissues
Blood vessel
Newly formed capillaries
Re-perfused tissues
CD34+ cells

NORMAL MICROVASCULATURE | **COMPROMISED MICROVASCULATURE** | **AUGMENTED MICROVASCULATURE**

- Naturally occurring endothelial progenitor cells that re-establish blood flow to under-perfused tissues[1,2]
- Possess pre-programmed pro-angiogenic and anti-inflammatory tissue repair properties[3,4]

[1]Mackie, A.R. et al., *Tex Heart Inst J* 2011, 38(5), 474-485
[2]Kocher, A.A. et al., *Nat Med* 2001, 440-436
[3]Abd-Allah et al., *Cytotherapy 2015*, 17: 443-53
[4]Lo , B.C. et al., *Am J Respir Cell Mol Biol* 2017, 57: 651-61

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 CD34+ cells have been studied clinically in a variety of ischemic disease indications by numerous investigators across many sites and countries  CD34+ cells repeatedly demonstrated vascular repair in multiple organs  Consistent and compelling results of rigorous clinical studies comprising >1,000 patients have been published in peer reviewed journals1-4  A single treatment has elicited durable therapeutic effect  No cell-related adverse events reported to date 1 Povsic, T. et al. JACC Cardiovasc Interv, 2016, 9 (15) 1576-1585 2 Losordo, D.W. et al. Circ Cardiovasc Interv, 2012; 5:821–830 3 Velagapudi P, et al, Cardiovas Revasc Med, 2018, 20(3):215-219 4 Henry T.D., et al, European Heart Jour 2018, 2208–2216 CD34+ cell therapy is extensively studied/clinically validated 6

 Drug induced mobilization eliminates need for surgical bone marrow aspiration  No genetic manipulation or ex vivo expansion of cells  Four days or less from donation to treatment  Cost-of-goods an order of magnitude less expensive than CAR-T therapies Caladrius’ CD34+ cell process is rapid/economical/scaled 7 GCSF-induced mobilization of patient’s CD34+ cells from the bone marrow to the peripheral circulation

U.S. patents granted 9 28 Foreign patents granted Patent protection to 2031+ Key Claims  Pharmaceutical composition of non-expanded CD34+/CXCR4+ stem cells  Therapeutic concentration range  Stabilizing serum  Repair of injury caused by vascular insufficiency Caladrius’ CD34 technology has robust intellectual property 8

Caladrius' innovative CD34+ cell therapy pipeline[1,2]

PRODUCT/INDICATION	DEVELOPMENT STAGE	KEY MILESTONE TARGETS
CLBS16 CORONARY MICROVASCULAR DYSFUNCTION	FREEDOM PHASE 2B TRIAL (**USA;** ONGOING)	- Complete enrollment: **4Q2021** - Top-line data: **3Q2022**
HONEDRA® (CLBS12) ****SAKIGAKE DESIGNATED*** CRITICAL LIMB ISCHEMIA + BUERGER'S DISEASE	REGISTRATION ELIGIBLE TRIAL (**JAPAN;** ONGOING)	- Complete enrollment: **1Q2021** - Top-line data: **1/2Q2022** - J-NDA submission: **1/2H2022** - Approval: **2H2022/1H2023**
CLBS201 CHRONIC KIDNEY DISEASE	PHASE 1/2 (**USA;** CLINICAL INITIATION PENDING)	- File IND: **2Q2021** - Initiate enrollment: **2-3Q2021** - Complete enrollment: **4Q2021** - Top-line data: **3Q2022**
CLBS14 **** RMAT DESIGNATED*** NO-OPTION REFRACTORY DISABLING ANGINA	PHASE 3 (**USA;** INITIATION PENDING)	- Complete development: **Pending FDA discussions completion**
CLBS119 COVID-19-INDUCED LUNG DAMAGE	PILOT (**USA;** RE-INITIATION PENDING)	- Continued Development: **Pending target patient optimization**

[1] Products are distinct and not interchangeable

[2] Timing subject to COVID-19 pandemic influence

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CLBS16 Coronary Microvascular Dysfunction (USA)

CD34+ cell therapy targets unmet needs in cardiovascular diseases 1 Centers for Disease Control and Prevention as cited in McKay, Betsy. "Heart-Failure Deaths Rise, Contributing to Worsening Life Expectancy." The Wall Street Journal, 30 Oct. 2019, Link to article. 2 Kochanek, KD., et al. (2016). Deaths: final data for 2014. National vital statistics reports: from the Centers for Disease Control and Prevention, National Center for Health Statistics, National Vital Statistics System, 65(4), 1-122. 3 ISCHEMIA Study Results, AHA Scientific Sessions November 2019. https://ischemiatrial.org/ischemia-study-results#slides 11 0 100 200 300 400 500 600 700 Suicide Kidney failure Influenza and Pneumonia Diabetes Alzheimer's Stroke Lower Respiratory disease Accidents All Cancers Heart Disease 2017 2011 Heart Diseas Number of Deaths of women (thousands)1 As of 2014, 1 in 32 female deaths was from breast cancer, while 1 in 3 was from cardiovascular disease.2 ISCHEMIA Trial3 results underscore the need for treatments beyond large vessel interventions  The International Study of Comparative Health Effectiveness with Medical and Invasive Approaches (ISCHEMIA) enrolled 5,179 patients at 320 sites in 37 countries Conclusion: Interventional heart procedures do not reduce the overall rate of heart attack or death compared with medicines and lifestyle changes alone.

 Deficient heart microvasculature without large vessel obstructive disease  Causes frequent, debilitating chest pain; not treatable by stents or bypass; responds poorly or not at all to available pharmacotherapies  Afflicts women more frequently (2:1 to 3:1), especially younger women1,2  Results in poor prognosis for patients3  Significantly elevated risk of all-cause mortality4  Clinically diagnosed based on symptoms and demonstrated absence of large vessel obstructive disease  Quantitatively diagnosed using Coronary Flow Reserve (CFR)5 1 Coronary Microvascular Disease. (2015, July 31). In American Heart Association 2 R. David Anderson, John W. Petersen, Puja K. Mehta, et al., Journal of Interventional Cardiology, 2019: 8 3 Loffler and Bourque, Curr Cardiol Rep. 2016 Jan; 18(1): 1 4 Kenkre, T.S. et al., Circ: CV Qual & Outcomes 2017, 10(12) 1-9 5 Collins, P., British heart journal (1993) 69(4), 279–281 Indication: coronary microvascular dysfunction (CMD) 12

CMD represents a large unmet medical need

- ~112 million people globally are affected by angina[1]
- ~8.3 million people in the U.S. suffering from coronary artery disease (CAD)[2]
- 10% - 30% of angina patients have no significant CAD on invasive coronary angiography[3,4]
- 50% - 65% of patients with angina without obstructive CAD are believed to have CMD[5]

Applicable CMD population in the U.S. potentially treatable by CLBS16 ranges from ~415,000 to ~1.6 million patients

[1] Kunadian V, et al. European Heart Journal. 2020; 0:1-21
[2] Cleveland Clinic/AHA (American Heart Association)
[3] Farrehi PM, et al. Am J Manag Care. 2002;8:643–648
[4] Bradley SM, et al. J Am Coll Cardiol. 2014;63:417–426
[5] Marinescu MA, et al. JACC Cardiovasc Imaging. 2015;8:210-220

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Endpoints  Therapeutic effect and the evaluation of adverse events; including changes from baseline to 6 months for coronary flow reserve, angina frequency, CCS angina class, quality of life Study Size  20 subjects (U.S. centers - Cedars Sinai, Los Angeles & Mayo Clinic, Rochester) Dose  Up to 300 x 106 CD34+ cells Mode of administration  Single intracoronary infusion Timing  Positive complete results presented at SCAI Scientific Sessions (May 2020) ESCaPE-CMD: Phase 2a interventional, proof-of-concept trial 14

CLBS16 ESCaPE-CMD results are unique and compelling 151 Murthy et al, Circulation, 2014 2 Henry, D. T., SCAI 2020 Scientific Sessions Daily Angina Frequency 2 4.42 2.02 N=20 Pre-Treatment After 6 months p = 0.0036 N=19 Coronary Flow Reserve 1 2.08 2.68 p = 0.0045 N=20 Pre-Treatment After 6 months N=19  CFR ≤2.5 indicates CMD  CFR of 2 = 3-4 x increase in MACE at 3 years1  CFR ≥2.5 is in “normal” range  Results after a single intracoronary administration of CLBS16

0 20 40 60 80 100 Treatment Satisfaction Disease Perception Physical Limitation Angina Stability Angina Frequency Seattle Angina Questionnaire Score1 Baseline 6 months p = 0.0117 16 CLBS16 ESCaPE-CMD results are unique and compelling 1 Henry, D. T., SCAI 2020 Scientific Sessions 2 Spertus, J.A. et al, JACC Vol. 25, No. 2 February 1995: 333-341 Higher scores indicate improvement2 p = 0.0026 p = 0.0247 p = 0.0156 p = 0.0005

CLBS16: ESCaPE-CMD summary and next step 17  Statistically significant improvement in heart function and symptoms  No evidence of cell related adverse events  First therapy to potentially reverse CMD after a single administration; a potential breakthrough in the treatment of CMD  Expected to lead to a decreased risk of MACE, including CV-related death  Supports microvascular repair mechanism of CD34+ cells  Phase 2b FREEDOM trial initiated 4Q2020; top-line data anticipated 3Q2022  Double blind, placebo-controlled, randomized

FREEDOM trial: Phase 2b double-blind, placebo-controlled

Endpoints	▪ Change from baseline in angina frequency [Baseline to 3 and 6 months] ▪ Change from baseline in total exercise time [Baseline to 6 months] ▪ Change from baseline in health-related quality of life [Baseline to 3 and 6 months] ▪ Change from baseline in peak coronary flow reserve [Baseline to 6 months]
Study Size	▪ 105 subjects (~10 sites in the USA)
Dose	▪ Up to 300 x 10^6 CD34+ cells; placebo cross-over to treatment (frozen cells) at 6 months
Mode of administration	▪ Single intracoronary infusion, retrograde infusion arm included
Timing	▪ Study initiated 4Q2020 ▪ Top-line Data Target: 3Q2022

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SAKIGAKE designated – Japan Advanced Therapeutic Medicinal Product (ATMP) designated - EU HONEDRA® Critical Limb Ischemia (Japan) (CLBS12)

 Severe arterial obstruction impeding blood flow in the lower extremities  Often found as a co-morbidity in diabetes patients  Includes severe rest pain and non-healing ulcers  Buerger’s disease (inflammation in small and medium arteries) a form of CLI associated with a history of heavy smoking (orphan population)  Patients with no-option CLI have persistent symptoms even after bypass surgery, angioplasty, stenting and available pharmacotherapy  CLI patients are at high risk of amputation and increased risk of death  Multi-hundred-million-dollar opportunity in Japan Indication: critical limb ischemia (CLI) 20

CLI: higher mortality rate and incidence than most cancers Mustapha, J. A., Katzen, B. T., et al. (2019, May). Endovascular Today, 18(5), 80-82 21 0 100000 200000 300000 0 10 20 30 40 50 60 70 80 90 No. Incident Cases in U.S. Death within 5 years (%) CLI

HONEDRA® targets patients based on the Rutherford Scale

CLI amputation rates increase with increasing Rutherford score (disease severity)[1]

Rutherford ("R") scale
R 6: Functional foot no longer salvageable
R 5: Minor tissue loss non-healing ulcer; focal gangrene with diffuse pedal ischemia
R 4: Debilitating rest pain
R 1-3: Mild to severe claudication

HONEDRA® targets patients with **R4** or **R5** disease

[1] Reinecke H., European Heart Journal, 2015 Apr 14;36(15):932-8

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Single treatment of CD34+ cells reversed CLI (Phase 2 data) 23 Post-treatment (week 12) Pre-treatment Actual CLI Patient Laser Doppler Image 0 14 28 42 57 71 Time (weeks) CLBS12 Placebo 75% 22% p = 0.014 106 cells/kg Probability of Amputation-Free Survival (USA; n=28)2 ~80% of patients achieved sustainable remission within 6 months of a single treatment; durable for at least 4 years 40% 60% 70% 80% 85% 85% 90% 82% 0 4 8 12 24 52 104 156 208 Time (weeks) % of Patients (CLI + BD) Achieving CLI-free Status (China; n=27)1 1 Kinoshita et al, Atherosclerosis 224 (2012) 440-445 2 Losordo, D.W. et al, Circulation 2012; 5(6):821-830

HONEDRA® registration-eligible study (Japan)

Primary Endpoint	▪ Continuous CLI-free (2 consecutive monthly visits, adjudicated independently)
Study Size	▪ 30 subjects with no-option CLI + 7 Buerger's Disease pts.; all R4 or R5; 12 centers in Japan
Dose	▪ 10^6 cells/kg of HONEDRA® per affected limb (studied in previous trial)
Control/Comparator	▪ Standard of Care: wound care plus drugs approved in Japan ▪ Including antimicrobials, antiplatelets, anticoagulants and vasodilators
Mode of administration	▪ Intramuscular, 20 injections in affected lower limb in a single treatment
Timing	▪ Enrollment completion : results target: 1Q2021 : 1/2Q2022, respectively ▪ Early approval targeted for 2H2022/1H2023 ▪ Timing subject to COVID-19 pandemic influence

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 Surgery not viable; existing pharmacotherapies do not prevent amputation1  Cohort enrollment complete  Results will contribute to the efficacy evaluation of the full study population Extraordinary HONEDRA® results in Buerger’s Disease (JPN) 25 Approximately 60% of patients achieved CLI-free status (Natural patient evolution is continual deterioration for all patients) 1 Cacione DG, et al, Pharm. treatment of Buerger’s Disease, Cochrane Database of Systematic Reviews, 2016, (3) CD011033

CLBS201 Chronic Kidney Disease (USA)

 An aging population is at greatest risk of chronic kidney disease with diabetes and hypertension being typical comorbidities  1 in 3 adults are diabetic and 1 in 5 adults are hypertensive CKD: risk factors and comorbidities Centers for Disease Control and Prevention. Chronic Kidney Disease in the United States, 2019. Atlanta, GA: US Department of Health and Human Services, Centers for Disease Control and Prevention; 2019. 0% 10% 20% 30% 40% Hispanics Non-Hispanic Asians Non-Hispanic Blacks Non-Hispanic Whites Women Men 65+ 45-64 18-44 CKD Among U.S. Adults (>18 years old) 0% 5% 10% 15% 20% 25% 30% 35% 40% Unknown Causes Other Causes Glomerulonephritis High Blood Pressure Diabetes CKD Comorbidities 27

CKD: multiple stages progressing toward kidney failure 1 2020 Dallas Nephrology Associates 2 Centers for Disease Control and Prevention. Chronic Kidney Disease Surveillance System—United States.  The stages of CKD are determined by glomerular filtration rate (GFR)1  GFR is measured to determine the level of creatinine in the blood (serum creatinine)  As kidney function worsens, the level of creatinine increases and GFR decreases  In 2015-2016, 14%-15% of U.S. adults had evidence of CKD stages 1-4; of these, ~15 to 18 million had evidence of CKD stage 3 or 42 28 STAGE 4 Severe loss of function STAGE 5 Kidney failure STAGE 3B Moderate to Severe loss of function STAGE 1 Normal function STAGE 2 Mild loss of function STAGE 3A Mild to Moderate loss of function

Scientific rationale for CLBS201 trial

- CKD is often associated with progressive microvasculature damage and loss, resulting from its common comorbidities of hypertension and diabetes[1]
- The pathophysiology of CKD denotes compromised renal microvasculature[2]
- Preclinical studies show that microcirculation replenishment improves kidney function
- CD34+ cells are promoters of new capillary growth, improving the microvasculature

CLBS201 clinical strategy

- To demonstrate that regeneration of the kidney microcirculation using CD34+ cell therapy will safely improve or stabilize kidney function [as measured by GFR]
- To show that progression to kidney failure and hemodialysis can be slowed or prevented

[1] Chade AR. (2017) Small Vessels, Big Role: Renal Microcirculation and Progression of Renal Injury. Hypertension; 69(4):551-563.
[2] *Zuk, Anna & Bonventre, Joseph. (2016). Annual Review of Medicine. 67. 293-307. 10.1146/annurev-med-050214-013407.*

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CLBS201: Planned Phase 1/2 proof-of-concept study 30 Primary Endpoint  Percent change in eGFR compared to baseline, assessed at 6 months Study Size  ~40 subjects Dose  106 cells/kg administered as a one-time infusion Design  Open-label with 12-months total follow-up Mode of administration  Single intra-arterial injection into each renal artery Timing  Initiation target: 2Q2021  Top-line data target: 3Q2022

CLBS14 No-Option Refractory Disabling Angina (USA) Regenerative Medicine Advanced Therapy (RMAT) designated - USA

Indication: no-option refractory disabling angina (NORDA)

- Recurring angina results from chronically impaired cardiac blood supply
- Persists even after bypass surgery, angioplasty, stenting and pharmacotherapy; no current treatment
- NORDA patients experience very frequent disabling chest pain at rest or with minimal activity
- Cardiac microcirculation deficiency is the remaining treatment target
- Multi-billion-dollar global commercial opportunity

Treatment: CLBS14

- Phase 2 and partial Phase 3[1-5] clinical data (blinded, randomized, placebo-controlled; $n_{(total)} = 303$) show:
  - Statistically significant increase in exercise capacity (FDA primary endpoint)
  - Statistically significant reduction in angina
  - Statistically significant reduction in mortality
  - Pristine cell safety profile

[1] Losordo, D.W., et al, Circulation 2007, 115(25): 3165-72
[2] Losordo, D.W., et al, Circ Res 2011, 109(4): 428-36
[3] Povsic, T.J., et al, JACC Cardiovasc Interv, 2016 9(15): 1576-85
[4] Povsic, T. J. et al, European Heart Journal, 2018 39(23), 2208-2216
[5] Velagapudi P, et al, *Cardiovas Revasc Med*, 2018, 20(3):215-219

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CLBS14 Phase 3 study; initial FDA proposed design

Primary Endpoint	▪ Change in exercise time from baseline at month 6 (studied in Phase 2)
Timing	▪ 39 months from first-patient-in to top-line data; interim analysis after 50% of patients complete 6-month follow-up
Study Size	▪ ~400 subjects (~200 active, ~150 placebo, ~50 SOC with cross-over to open label treatment at 6 months)
Dose	▪ 10^5 cells/kg body weight (studied in Phase 2)
Control/Comparator	▪ Placebo control (blinded) ▪ Standard-of-care (unblinded)
Mode of administration	▪ Intramyocardial injection guided by mapping catheter (NOGA)
Timing	▪ Target initiation: Pending completion of ongoing discussions with FDA regarding orphan designation status, combination product definition and Phase 3 size/scope reductions

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CLBS119 COVID-19-Induced Lung Damage (USA)

 Early evidence suggested that severe lung damage due to COVID-19 leads to long term disability and possibly death as a result of inflammation and vascular damage1-3  Many COVID-19 pneumonia survivors have some lung damage visible in CT scans4  SARS epidemic data suggest that SARS-CoV-2 targets lung CD34+ cells and loss of these cells contributes to the incomplete recovery of some COVID-19 patients with severe lung damage5  As a result of acute COVID-19 treatment regimens improving significantly throughout 2020, leading to decreased use of ventilatory support and a dearth of patients with chronic hypoxia, coupled with the emergence of several potential effective vaccines, we have suspended the execution of the current CLBS119 clinical trial Indication: repair of COVID-19-induced lung damage 35 1 Varga Z, et al., Lancet. 2020;395(10234):1417‐1418 2 Lo., et al, Am J Respir Cell Mol Biol, 2017. 57(6): p. 651-661 3 Abd-Allah SH., et al, Cytotherapy, 2015. 17(4): p. 443-453 4 Yuhui Wang, et al, Radiology, March 19, 2020 5 Chen Y, et al. J Exp Med. 2007;204(11):2529‐2536 Continued development of CLBS119 is predicated on the identification of an underserved treatable population with a stable profile

Caladrius timeline of key development milestones*

Program	2020	2021	2022
CLBS16 CORONARY MICROVASCULAR DYSFUNCTION	FREEDOM Trial Initiation: 4Q2020	FREEDOM Trial Enrollment Completion: 4Q2021	FREEDOM Trial Top-line Data: 3Q2022
HONEDRA® CRITICAL LIMB ISCHEMIA		Registration Eligible Study Enrollment Completion: 1Q2021 J-NDA Rolling Submission Initiation: 3-4Q2021	Top-line Data: 1/2Q2022 J-NDA Filing Target: 1/2H2022 Early Approval Target: 2H2022/1H2023
CLBS201 CHRONIC KIDNEY DISEASE		File IND: 2Q2021 Phase 1/2 Study Initiation: 2-3Q2021 Enrollment Completion: 4Q2021	Top-line Data: 3Q2022
CLBS14 NO-OPTION REFRACTORY DISABLING ANGINA		Development Continuation: Pending FDA Discussions	
CLBS119 COVID-19-INDUCED LUNG DAMAGE		Development Continuation: Pending Underserved Chronic Patient Population Definition	

**Timing subject to COVID-19 pandemic influence*

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Caladrius key financial information 37 Cash & Investments: As of September 30, 2020 $40.3 million Nine Months Ended September 30, 2020 Operating Cash Burn:1 $14.1 million Cash Runway Based on Current Plan: Through 2021 Debt as of September 30, 2020: $0 Common Shares Outstanding: As of September 30, 2020 19.4 million shares Options Outstanding as of November 30, 2020: Exercise Price: $1.80 - $3.50 = 197,000 shares Exercise Price: > $3.50 = 767,000 shares 1.0 million shares Warrants Outstanding as of November 30, 2020 : Weighted Average Exercise Price: $2.18 2.6 million shares 1 Excludes $10.9 million in net proceeds from sale of New Jersey NOLs

CD34+ cell therapy platform yielding a multi-product development pipeline with 2 clinical programs having regenerative medicine “breakthrough” designation Proprietary field-leading technology in lucrative global indications backed by a strong IP portfolio Multiple potential value creating events in the next 12-18 months based on milestones across the pipeline Seasoned management with noteworthy domain expertise along with big pharma and emerging biotech experience Strong balance sheet; ~$40.3 million in cash & cash equivalents (9/30/2020) with no debt and cash runway projected to fund operations through 2021 Caladrius investment highlights 3 8

Developing Regenerative Therapies that Reverse Chronic Disease Investor Relations Contact: John D. Menditto Tel: (908) 842-0084 jmenditto@caladrius.com D e c e m b e r 2 0 20 | N a s d a q : C L B S